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SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 7, 2002

TMP Worldwide Inc.
(Exact name of issuer as specified in its charter)

Delaware
(State or other jurisdiction of incorporation)

0-21571	13-3906555
(Commission File Number)	(IRS Employer Identification No.)

622 Third Avenue
New York, NY 10017
(Address of Principal Executive Offices)

Registrant's telephone number, including area code (212) 351-7000

None.
(Former address, if changed since last report.)

ITEM 5. OTHER EVENTS.

        On May 7, 2002, TMP Worldwide Inc. (the "Company") announced its results of operations for the three months ended March 31, 2002.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

  (a)
  Financial Statements.

  None.

  (b)
  Pro Forma Financial Information.

  None.

  (c)
  Exhibits
99.1.	Press Release of the Company issued on May 7, 2002 relating to the Company's first quarter earnings.

(All other items on this report are inapplicable.)

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

TMP WORLDWIDE INC. (REGISTRANT)
By:	/s/ MICHAEL SILECK Michael Sileck Chief Financial Officer

Dated: May 8, 2002

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SIGNATURES